UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2017

Date of reporting period:  September 30, 2017

Item 1. Reports to Stockholders.

COVE STREET CAPITAL Funds

Cove Street Capital
Small Cap Value Fund
CSCAX

Annual Report
September 30, 2017

www.CoveStreetFunds.com

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND
Letter to Shareholders (unaudited)

Dear Fellow Shareholder:

In the mutual fund world, this constitutes our “Annual Letter,” but as we write lengthy quarterly letters that provide shareholders with some fairly deep detail, it might be appropriate to step back once a year and focus on a bigger picture. Regular readers and longer term clients might notice a familiar refrain—also known as repetitiveness—but that is exactly the point with which we would like to leave you. The world remains ever bizarrely uncertain, and we are unlikely to be more of a guide to it than your favorite talking head. (OK, we can probably do a little better than that!) What we can do is stick to a flexibly disciplined and time-tested approach of value investing and not go zigging and zagging with the latest headline or trend du jour. It does not work in every time period, but it most certainly has worked over time.

Slogging through is an apt description of our performance for the quarter and for the year. We have trailed the returns of both the Russell 2000® and those of the Russell 2000® Value for the year ended September 30, 2017.

Our investment philosophy and process is centered on finding businesses whose intrinsic value differs materially from that suggested by the prevailing value offered by the stock market at large. We have rehashed many times the classic Ben Graham quote that in the short-run the stock market is a voting machine, and in the long-run it is a weighing machine. Ignoring the fantastically ironic political issues in our last sentence, many of the crosscurrents with which we began 2017 remain omnipresent:

       ●      Most asset classes remain expensive by most historical measures, suggesting muted future returns.
●
Federal Reserve policy remains accommodative, interest rates are low and stable, and credit is easily available for nearly any investment scheme. All of these are good things in the short-run, but we continue to think that they are unlikely to remain a permanent state of affairs.

●
“Orange Swans” (defined as the promise or fear that any number of bold policy changes pushed by the new administration in Washington actually get enacted) remain dormant despite much chatter. It is beyond our paygrade to speculate with your capital on political “what-ifs,” other than to say lower and simpler tax rates would be nice.

●
There is a small cadre of high growth, high valuation stocks that until a very recent spurt late in the third quarter in “all other stocks,” seem to occupy every waking hour of the investment management industry’s day. That is not our sandbox.

●
There remains a large trend of dollars into “passive” investment vehicles. The practical effect is to create unusual movement in stock prices that can either exacerbate fundamental changes or obscure them—in the short-run.

What Happened (CSCAX) — % Year Ending September 30, 2017 | Symbol CSCAX
TOP 5 CONTRIBUTORS	AVERAGE WEIGHT	RETURN	CONTRIBUTION
FMC CORP	4.6	86.4	3.3
HERITAGE-CRYSTAL CLEAN INC	4.5	63.8	2.5
NOVANTA INC	2.0	147.8	1.9
SELECT COMFORT CORP	2.6	64.0	1.6
AMERICAN VANGUARD CORP	2.9	43.0	1.3
The 5 Contributors measure the top five contributors to the portfolio’s total return. Average Weight shown is a calculation of the average percentage held of each included company over the course of the listed period. Return is the total return for each included company over the course of the listed period. Contribution is a ranked measure of how each included company contributed to the Fund over the course of the listed period.

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND
Letter to Shareholders (unaudited)

TOP 5 DETRACTORS	AVERAGE WEIGHT	RETURN	CONTRIBUTION
CHEROKEE INC	2.2	-73.2	-2.5
LIBERTY GLOBAL PLC LILAC A	3.4	-33.7	-1.6
AVID TECHNOLOGY INC	3.1	-41.6	-1.4
WESCO AIRCRAFT HOLDINGS INC	3.4	-29.7	-1.3
DUNDEE CORP CL A	1.1	-50.6	-1.0
The 5 Detractors measure the five bottom contributors to the portfolio’s return. Average Weight shown is a calculation of the average percentage held of each included company over the course of the listed period. Return is the total return for each included company over the course of the listed period. Contribution is a ranked measure of how each included company contributed to the Fund over the course of the listed period.

All this “stuff” aside, Cove Street Capital continues to bump along the same path. We have a focused team of four investment professionals that carefully and patiently scours publicly traded markets in search of business models that are underappreciated or statistical values that are simply too good to pass up. Suggesting this is passé activity in the modern age is like saying steak is a goner when one can live on kale chips. We pursue a process that is applicable to any asset class, and frankly, we see greater and greater value in this process when more and more investors are focusing their attention on trends du jour or on the thrill and excitement of new shiny technologies that “mine” shorter and shorter-term variability. We love the thrill of short-term performance as much as the next manager, but almost by definition with a concentrated, index agnostic portfolio, we are not the “beta guys.” Our portfolio moves when specific fundamental changes in what we own get recognized by the other guys.

So let’s go back to the beginning. We are classic value investors in the tradition of Ben Graham and Warren Buffett, seeking superior long-term performance through the purchase of securities selling at prices materially below our estimate of intrinsic value. This process of “winning by not losing” helps to protect capital from permanent loss (as distinguished from “quotational risk”) and can put us on the correct side of the mathematics of compounding.

The Fund mirrors Cove Street Capital’s Classic Value | Small Cap strategy, which in proper verbiage is a “concentrated strategy that applies a fundamental, bottom-up stock selection process to a universe of approximately 3,600 U.S. companies with a market capitalization below $5 billion, as well as a relevant universe of non-U.S. companies.” The portfolio generally holds 30 to 39 stocks. I am the Portfolio Manager and am responsible for the final portfolio decision. I am 54 years old, have been in the investment business since graduating college, and remain utterly absorbed in the endeavor much to the chagrin of my social life and 27-year marriage. Sector weightings are a result of the bottom-up approach, and no attempts are made in any way to replicate an easily available index. The employees, myself, and our extended families are multi-seven figure investors in the fund—we are on the same ship together.

And no one on the ship enjoys paying more fees than are, in any way, necessary. Our management fee is 0.85% on assets, and everything else is administrative—fees which can be substantial on smaller funds. For much of our past, we capped fees to investors and absorbed the overage from our management fee. Our current expense ratio is 1.20% for the year ended September 30, 2017.* More assets have helped lower fees, but over the past few years we have proactively eliminated all the bells and whistles that frankly always seemed unnecessary but were deemed “conventional” at our origin. We have gotten older, wiser, and more discriminating. We are less interested in being universally popular and available, and more interested in working with long-term partners that travel with us on our quest to deliver value. This is a small cap value fund and to paraphrase Ted Williams, our job is to try to generate the best returns, not to be the biggest, most widely-distributed fund.

And speaking of which, you might have noticed some financial press about “index funds and ETFs.” From the enlightened height of our own self-interest and also in yours, we would like to note the following. The more liquid, efficient, and broadly disseminated an asset class, the more it should be indexed. The larger your assets, the more you should consider indexing. The less you pay attention, the more you should index. Small cap value as an asset class is simply full of thousands of companies, many of which receive little attention. Our ability to find something special is more probable if we turn over a lot of rocks which are infrequently turned. Your Fund remains small-ish—therefore we can take advantage of big firms’ fears of liquidity. We spend 5% of our time trying to talk management teams out of doing something stupid in regard to “creating liquidity so big firms can trade.” Wall Street research was always bad—but at least it was a marketing tool for companies to let possible investors know of their existence. A dozen sell-side firms that we know of have folded in the past two years, and we love orphans.

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND
Letter to Shareholders (unaudited)

We would also venture to opine that the process of picking your significant other or your favorite ice cream is slightly more discriminating than “any one will do.” You love Jaime and Caramel Crunch—not just people and ice cream. We similarly think conscious discrimination in favor of better and/or cheaper is entirely doable as the weighing machine always beats the voting machine. The more that people just blindly buy a pool of assets without discriminating, the more value there is to be added by discriminating. We believe we will be the last standing.

Our ability to differentiate also enables us to potentially add value with every dollar that comes through our door. We buy what we view as our best values with new money—an index fund inherently buys everything in the index every day, with an emphasis on the relative size of a company in the index, a process which suggests buying what HAS done well, rather than what can do well. So if you are reading this, our guess is that you tend to agree—but a little reminder never hurts.

We recognize that the mix of our shareholders contains a fair number of taxable accounts and we do everything intelligently possible to minimize our realized gains. But sometimes we simply run out of losses to take and allocate against our gains, and sometimes takeovers close before our fiscal year-end or before they go long-term. We try. Our 2017 capital gains rate per share is $0.82884 short-term and $0.21329 long-term, payable November 10, 2017.**

Our view of the upcoming year remains remarkably similar to that of most years, and thus you won’t mind if we repeat it. We come in the office looking for inefficiencies within public stock markets that we can attempt to take advantage of. Inefficiencies come from fairly obvious and consistent places that have remained remarkably unchanged over decades:

●	Fears of the short-term;

●	The inability of large funds to practically take positions in smaller companies;

●
The difficulty of structuring an organization in a way that compensates its people to do actual research into smaller companies...and be willing to hold these companies in the face of short-term issues and in sufficient size in order to make a difference.

Our “edge” is simple:

We do not employ group decision-making—investment people contribute—PM makes final call.

We do not attempt to mimic indices or the portfolios or holdings of other well regarded money managers.

We do not adhere to an over-diversification policy that inevitably inhibits performance.

We will limit assets under management.

We record our decision process and build an honest intellectual history of our decision-making.

We are sure that the upcoming year will have more surprises in store, but not all of them will be bad. Having a good process, a good fishing pool, and a firm that is partnered with you as large investors in the Fund is a good place to start. Thank you again for you confidence in our efforts.

Best Regards,

Jeffrey Bronchick, CFA | Principal + Portfolio Manager
Shareholder, Cove Street Capital Small Cap Value Fund

The information provided herein represents the opinions of Cove Street Capital, LLC and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions expressed are subject to change at any time.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for a complete list of holdings.

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND
Letter to Shareholders (unaudited)

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Concentration of assets in a single or small number of issuers, may reduce diversification and result in increased volatility.

*As of the fund prospectus dated 01/28/17, the Fund’s gross expense ratio is 1.40% and the net expense ratio is 1.24%. Cove Street Capital has contractually agreed through January 27, 2018 to reduce its management fees, and to potentially reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.25% of the Fund’s average daily net assets. Per the prospectus, management fees are 0.85%, other expenses are 0.53%. Acquired Fund Fees and Expenses are 0.02%, and fee reductions are -0.16%. As such, historically, investors have paid 1.24%.

The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe, representing approximately 10% of the total market capitalization of the Russell 3000® Index and the Russell 2000® Value Index includes those Russell 2000® Index companies with lower price to book ratios and lower forecasted growth values. One cannot invest directly in an index. Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Quotational risk is the potential for gains or losses based upon volatility in the trading price of a security, which in the near-term do not reflect fluctuations in the intrinsic value of the security’s interest in the underlying assets but are the manifestation of other dynamics in the market. Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The Cove Street Small Cap Value Fund is distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC.

**Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of its representatives may give legal or tax advice.

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND
Institutional Class (CSCAX) Performance (unaudited)

RATES OF RETURN (%) – as of September 30, 2017

VALUE OF $10,000 INVESTMENT  – as of September 30, 2017

(1)
The Russell 2000® Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization.

(2)
The Russell 2000® Value Index measures the performance of the small-cap value segment of U.S. equity securities. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

*
The Institutional Class commenced operations on October 3, 2001. The performance results for the Institutional Class reflect the performance of the Investor Class shares from September 30, 1998 through October 2, 2001. The Investor Class subsequently closed, effective November 25, 2015.

Returns for periods greater than one year are annualized.
Past performance does not guarantee future results. Graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND
Expense Example – September 30, 2017 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 – September 30, 2017).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will note help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD(1) 4/1/17 to 9/30/17
Institutional Class Actual (2)	$1,000.00	$1,032.20	$6.16
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.00	$6.12

(1)
Expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.21%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended September 30, 2017 of 3.22%.

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Holdings Presentation (unaudited)

Sector Allocation(1) – (% of net assets) as of September 30, 2017

Top Ten Holdings(1)(2) – (% of net assets) as of September 30, 2017
Heritage-Crystal Clean	5.4%
E.W. Scripps, Class A	5.2%
TEGNA	5.0%
ViaSat	4.8%
FMC	4.1%
GP Strategies	4.0%
American Vanguard	3.6%
Avid Technology	3.4%
Millicom International Cellular	3.2%
CSW Industrials	2.8%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-Term Investment is not included.

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Schedule of Investments – September 30, 2017

COMMON STOCKS - 88.0%	Shares	Value

Consumer Discretionary - 25.7% #
Belmond, Class A *	280,170	$3,824,321
Carrols Restaurant Group *	330,000	3,597,000
Cherokee *	506,270	1,392,242
Cherokee * (a)	236,967	540,877
E.W. Scripps, Class A *	399,575	7,635,878
Eastman Kodak *	126,331	928,533
EVINE Live *	911,194	947,642
Liberty Global, Class A *	50,000	1,188,000
Sally Beauty Holdings *	183,100	3,585,098
Select Comfort *	102,300	3,176,415
TEGNA	550,000	7,331,500
Tupperware Brands	60,000	3,709,200
		37,856,706
Energy - 1.4%
Carbon Natural Gas * (b)	27,500	288,750
WPX Energy *	152,700	1,756,050
		2,044,800
Financial Services - 7.4%
Dundee, Class A *	471,100	1,217,275
Equity Commonwealth - REIT *	111,200	3,380,480
Hallmark Financial Services *	353,449	4,103,543
INTL FCStone *	56,552	2,167,073
		10,868,371
Health Care - 4.8%
Capital Senior Living Corp. *	283,649	3,559,795
Halyard Health *	79,800	3,593,394
		7,153,189
Materials & Processing - 15.1%
American Vanguard	229,200	5,248,680
Compass Minerals International	64,474	4,184,363
FMC	67,365	6,016,368
UFP Technologies *	102,350	2,876,035
USG *	119,000	3,885,350
		22,210,796
Producer Durables - 17.6%
Actuant, Class A	106,600	2,728,960
ALJ Regional Holdings * (a)	318,471	991,719

See Notes to Financial Statements.

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND
Schedule of Investments – September 30, 2017 (continued)

COMMON STOCKS (continued) - 88.0%	Shares	Value

Producer Durables (continued) - 17.6%
CSW Industrials *	94,400	$4,186,640
GP Strategies *	191,900	5,920,115
Heritage-Crystal Clean *	364,300	7,923,525
Wesco Aircraft Holdings *	299,448	2,814,811
Zebra Technologies, Class A *	13,000	1,411,540
		25,977,310
Technology - 16.0%
Avid Technology *	1,100,000	4,994,000
Great Elm Capital Group *	598,584	2,124,973
GTT Communications *	100,571	3,183,072
Millicom International Cellular	71,699	4,719,228
Novanta *	33,900	1,478,040
ViaSat *	110,000	7,075,200
		23,574,513

Total Common Stocks (Cost $113,779,300)		129,685,685

	Par
CONVERTIBLE BOND - 0.3%

Technology - 0.3%
Avid Technology 2.00%, 06/15/2020
Total Convertible Bond (Cost $379,497)	$500,000	376,250

	Shares
WARRANT - 0.1%

Consumer Discretionary - 0.1%
Cherokee (Expires (08/11/24) * (b)
Total Warrant (Cost $171,206)	59,241	109,003

SHORT-TERM INVESTMENT - 12.9%
The Government TaxAdvantage Portfolio, Institutional Class, 0.88% ^ (Cost $19,097,674)	19,097,674	19,097,674

Total Investments - 101.3% (Cost $133,427,677)		149,268,612
Other Assets and Liabilities, Net - (1.3%)		(1,874,021)
Total Net Assets - 100.0%		$147,394,591

#	As of September 30, 2017, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 9 in Notes to Financial Statements.
*	Non-income producing security.
(a)
Security is restricted from resale and considered illiquid. Restricted securities have been fair valued in accordance with procedures approved by the Board of Trustees and have a total fair value of $1,532,596, which represents 1.0% of net assets. See Note 2 and 3 in Notes to Financials Statements.

(b)
Security considered illiquid and is categorized in Level 2 of the fair value hierarchy. These Level 2 illiquid securities have a total fair value of $397,753, which represents 0.3% of net assets. See Notes 2 and 3 in Notes to Financial Statements.

^	The rate shown is the annualized seven day effective yield as of September 30, 2017.
REIT - Real Estate Investment Trust

See Notes to Financial Statements.

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Statement of Assets and Liabilities - September 30, 2017

ASSETS:
Investments, at value (cost $133,427,677)	$149,268,612
Receivable for investment securities sold	24,939
Receivable for capital shares sold	87,990
Dividends and interest receivable	112,516
Prepaid expenses	12,613
Total assets	149,506,670

LIABILITIES:
Payable for investment securities purchased	1,882,623
Payable for capital shares redeemed	38,087
Payable to investment adviser	101,293
Payable for fund administration & accounting fees	22,713
Payable for compliance fees	2,006
Payable for custody fees	2,505
Payable for transfer agent fees & expenses	28,351
Payable for trustee fees	2,581
Accrued expenses	31,920
Total liabilities	2,112,079

NET ASSETS	$147,394,591

NET ASSETS CONSIST OF:
Paid-in capital	127,626,355
Accumulated undistributed net investment loss	(48,529)
Accumulated undistributed net realized gain on investments	3,975,830
Net unrealized appreciation on investments	15,840,935
Net Assets	$147,394,591

Shares issued and outstanding (1)	4,039,359
Net asset value, redemption price and offering price per share (2)	$36.49

(1)	Unlimited shares authorized
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase

See Notes to Financial Statements.

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Statement of Operations - for the Year Ended September 30, 2017

INVESTMENT INCOME:
Dividend income	$717,650
Less: Foreign taxes withheld	(28,393)
Interest income	87,616
Total investment income	776,873

EXPENSES:
Investment adviser fees (See Note 4)	1,074,483
Transfer agent fees & expenses (See Note 4)	168,717
Fund administration & accounting fees (See Note 4)	127,632
Federal & state registration fees	44,979
Postage & printing fees	36,708
Audit fees	16,506
Custody fees (See Note 4)	14,427
Compliance fees (See Note 4)	12,009
Legal fees	10,005
Trustee fees (See Note 4)	9,179
Other	7,512
Total Expenses	1,522,157

NET INVESTMENT LOSS	(745,284)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	5,793,515
Net change in unrealized appreciation on investments	5,307,282
Net realized and unrealized gain on investments	11,100,797

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,355,513

See Notes to Financial Statements.

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Statements of Changes in Net Assets

	Year Ended September 30, 2017	Year Ended September 30, 2016

OPERATIONS:

Net investment loss	$(745,284)	$(309,085)
Net realized gain on investments	5,793,515	3,059,783
Net change in unrealized appreciation on investments	5,307,282	5,695,844
Net increase in net assets from operations	10,355,513	8,446,542

CAPITAL SHARE TRANSACTIONS:

Investor Class*:
Proceeds from shares sold	–	552,866
Proceeds from reinvestments of distributions	–	1,150,771
Cost of shares exchanged for Institutional Class shares*	–	(27,921,820)
Payments for shares redeemed	–	(555,085)
Redemption fees	–	179
Decrease in net assets resulting from Investor Class transactions	–	(26,773,089)

Institutional Class:
Proceeds from shares sold	45,154,877	94,492,691
Proceeds from reinvestments of distributions	1,345,861	373,975
Cost of shares issued in exchange for Investor Class shares*	–	27,921,820
Payments for shares redeemed	(27,506,515)	(27,725,210)
Redemption fees	4,341	3,038
Increase in net assets resulting from Institutional Class transactions	18,998,564	95,066,314
Increase in net assets resulting from capital share transactions	18,998,564	68,293,225

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain on investments:
Investor Class*:	–	(1,412,098)
Institutional Class:	(1,620,808)	(377,687)
Total distributions to shareholders	(1,620,808)	(1,789,785)

TOTAL INCREASE IN NET ASSETS	27,733,269	74,949,982

NET ASSETS:

Beginning of year	119,661,322	44,711,340
End of year, including accumulated net investment loss of $(48,529) and $(224,337), respectively	$147,394,591	$119,661,322

* Investor Class shares converted to Institutional Class shares on November 25, 2015.

See Notes to Financial Statements.

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Financial Highlights (for a Fund Share Outstanding Throughout the Years)

INSTITUTIONAL CLASS (CSCAX)

	Year Ended September 30,
	2017	2016		2015	2014	2013
PER SHARE DATA:

Net asset value, beginning of year	$34.21	$31.66		$35.53	$36.53	$28.53

Investment operations:
Net investment loss	(0.18)	(0.15	)(1)	(0.21)	(0.20)	(0.12)
Net realized and unrealized gain on investments	2.92	4.33		0.20	2.02	8.12
Total from investment operations	2.74	4.18		(0.01)	1.82	8.00

Less distributions:
From net realized gains	(0.46)	(1.63)		(3.86)	(2.82)	–
Total distributions	(0.46)	(1.63)		(3.86)	(2.82)	–

Paid-in capital from redemption fees	– (2)	–	(2)	– (2)	– (2)	–

Net asset value, end of year	$36.49	$34.21		$31.66	$35.53	$36.53

TOTAL RETURN	8.17%	13.63%		-0.57%	4.78%	28.04%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$147.4	$119.7		$18.4	$18.1	$21.6

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.20%	1.38%		1.41%	1.34%	1.54%
After expense reimbursement/recoupment	1.20%	1.22%		1.40%	1.39%	1.44%

Ratio of net investment loss to average net assets:
After expense reimbursement/recoupment	(0.59)%	(0.45)%		(0.63)%	(0.45)%	(0.62)%

Portfolio turnover rate	48%	85%		107%	77%	72%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Amount per share is less than $0.01.

See Notes to Financial Statements.

COVE STREET CAPITAL Funds

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ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND
Notes to Financial Statements – September 30, 2017

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cove Street Capital Small Cap Value Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Fund commenced operations on September 30, 1998 and currently offers Institutional Class shares. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Fund. Therefore, no federal income tax or excise tax provision is required. As of and during the year ended September 30, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended September 30, 2017, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended September 30, 2017, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2014.

Security Transactions, Income, and Distributions - The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premium on securities purchased are amortized over the expected life of the respective securities.

The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction. The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended September 30, 2017, the Fund increased paid-in-capital by $686,001, decreased accumulated undistributed net investment loss by $921,092, and decreased accumulated undistributed net realized gain on investments by $1,607,093.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND
Notes to Financial Statements – September 30, 2017

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At September 30, 2017, the Fund had investments in illiquid securities with a total value of $1,930,349 or 1.3% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Shares	Date Acquired	Cost Basis
ALJ Regional Holdings	318,471	9/2017	$999,999
Carbon Natural Gas	27,500	2/2012	$195,250
Cherokee	236,967	8/2017	$828,794
Cherokee Warrant	59,241	9/2017	$171,206

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices, or last trade is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Notes to Financial Statements – September 30, 2017

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume, liquidity, and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$127,864,339	$288,750	$1,532,596	$129,685,685
Convertible Bond	-	376,250	-	376,250
Warrant	-	109,003	-	109,003
Short-Term Investment	19,097,674	-	-	19,097,674
Total Investments in Securities	$146,962,013	$774,003	$1,532,596	$149,268,612

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in
Securities
Balance as of September 30, 2016	$-
Accrued discounts/ premiums	-
Realized gains	-
Change in net unrealized depreciation	(296,197)
Net purchases	1,828,793
Transfers into and/or out of Level 3	-
Balance as of September 30, 2017	$1,532,596
Change in unrealized appreciation during the period for Level 3 investments held at September 30, 2017	$(296,197)

Transfers between Levels are recognized at the end of the reporting period.  During the year ended September 30, 2017, the Fund recognized no transfers between any Levels. The Level 3 investments as of September 30, 2017 represented 1.0% of the Fund’s net assets. Refer to the Schedule of Investments for further information on the classification of investments.

The following provides information regarding the valuation techniques, unobservable inputs used, and other information related to the fair value of Level 3 investments as of September 30, 2017:

Security Type	Fair Value as of September 30, 2017	Valuation Technique	Unobservable Inputs	Range
Common Stocks	$1,532,596	Consensus Pricing	Discount for lack of marketability	10% - 17%

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND
Notes to Financial Statements – September 30, 2017

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Cove Street Capital, LLC (“the Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund's average daily net assets.

The Fund's Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% of the average daily net assets. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board. At September 30, 2017, the balance of previously waived fees eligible for recoupment was $96,968, of which $3,712 expires September 30, 2018, and $93,256 expires September 30, 2019. Effective February 20, 2014, the Adviser has elected to forego the recoupment of waived fees in order to reduce the annual operating expense of the Fund. This election is voluntary, and the Adviser retains the right to recoup these previously waived expenses in the future, provided such recoupment occurs within three fiscal years of the time fees were originally waived.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended September 30, 2017, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust was an interested person of the Distributor until resigning from the Distributor’s Board on September 21, 2017.

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND
Notes to Financial Statements – September 30, 2017

5.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

TRANSACTIONS IN SHARES:	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Investor Class*:
Shares sold	-	17,272
Shares issued to holders in reinvestment of dividends	-	37,867
Shares exchanged for Institutional Class shares*	-	(900,309)
Shares redeemed	-	(17,413)
Decrease in Investor Class shares outstanding	-	(862,583)
Institutional Class:
Shares sold	1,284,949	2,877,286
Shares issued to holders in reinvestment of dividends	40,833	11,853
Shares issued in exchange for Investor Class shares*	-	867,046
Shares redeemed	(784,576)	(837,644)
Increase in Institutional Class shares outstanding	541,206	2,918,541
Net increase in shares outstanding	541,206	2,055,958

*Investor Class shares converted to Institutional Class shares on November 25, 2015.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended September 30, 2017, were as follows:

	Purchases	Sales
U.S. Government Securities	$-	$-
Other	$69,308,777	$54,092,745

7. SUBSEQUENT EVENTS

On November 10, 2017, the Fund paid a short-term capital gain distribution of $3,329,612 or $0.82884 per share, and a long-term capital gain distribution of $856,827 or $0.21329 per share. Management has performed an evaluation of subsequent events through the date Financial Statements were issued and has determined that no additional items require recognition or disclosure.

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND
Notes to Financial Statements – September 30, 2017

8.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2017, the Fund’s most recently completed fiscal year-end, were as follows:

Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net Appreciation	Federal Income Tax Cost
$23,555,347	$(7,973,512)	$15,581,835	$133,686,777

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales in the Fund.

At September 30, 2017, the Fund’s components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed Ordinary Income	Undistributed Long- Term Capital Gain	Other Accumulated Losses	Unrealized Appreciation	Total Accumulated Earnings
$3,329,574	$856,827	$-	$15,581,835	$19,768,236

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of a Fund’s taxable year subsequent to October 31, and December 31, respectively. For the taxable year ended September 30, 2017, the Fund did not defer any qualified late year losses. As of September 30, 2017, the Fund had no capital loss carryforwards.

For the year ended September 30, 2017, the Fund paid the following distributions to shareholders:

	Ordinary Income*	Long Term Capital Gains	Total
Amount in dollars	$-	$1,620,808	$1,620,808
Amount per share	$-	$0.46381	$0.46381

For the year ended September 30, 2016, the Fund paid the following distributions to shareholders:

	Ordinary Income*	Long Term Capital Gains	Total
Amount in Dollars	$-	$1,789,785	$1,789,785
Amount per Share	$-	$1.62876	$1.62876

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9. SECTOR RISK

As of September 30, 2017, the Fund had a significant portion of its assets invested in the consumer discretionary sector. The consumer discretionary sector may be greatly impacted by changes in domestic and international economies, interest rates, competition, consumer confidence, consumer spending, government regulations, marketing, and supply and demand.

10. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2017, Charles Schwab & Co., for the benefit of its customers, owned 37.04% of the outstanding shares of the Fund.

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Cove Street Capital Small Cap Value Fund and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cove Street Capital Small Cap Value Fund (the “Fund”), a series of Managed Portfolio Series, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cove Street Capital Small Cap Value Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 21, 2017

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Additional Information (unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees

Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	36	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (21 Portfolios) (2012- Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013)

David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	36	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (21 Portfolios) (2012-Present)

David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee	Indefinite Term; Since April 2011	36	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present)	Independent Trustee, ALPS Variable Investment Trust (11 Portfolios) (2006-Present); Independent Trustee, RiverNorth Opportunities Closed-End Fund (2015-Present)

Interested Trustee

Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Chairman, and Trustee	Indefinite Term; Since January 2011	36	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None

Officers

James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

*
Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter. See Note 4.

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Additional Information (unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

OFFICERS (continued)

Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A

Jeanine M. Bajczyk, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Secretary	Indefinite Term; Since August 2015	N/A	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2006-present).	N/A

Thomas A. Bausch, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1979	Assistant Secretary	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2016-Present); Associate, Godfrey & Kahn S.C. (2012-2016)	N/A

Ryan L. Roell
615 E. Michigan St.
Milwaukee, WI 53202
Year of Birth: 1973

Benjamin Eirich
615 E. Michigan St.
Milwaukee, WI 53202
Year of Birth: 1981

Doug Schafer
615 E. Michigan St.
Milwaukee, WI 53202
Year of Birth: 1970

Assistant Treasurer Assistant Treasurer Assistant Treasurer	Indefinite Term; Since September 2012 Indefinite Term; Since May 2016 Indefinite Term; Since May 2016	N/A N/A N/A
Assistant Vice President, U.S. Bancorp Fund Services, LLC
(2005-present)

Assistant Vice President, U.S. Bancorp Fund Services, LLC
(2008-present)

Assistant Vice President, U.S. Bancorp Fund Services, LLC
(2002-present)

N/A N/A N/A

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Additional Information (unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-497-0097.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-497-0097.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

COVE STREET CAPITAL Funds

ANNUAL REPORT 2017 – CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

COVE STREET CAPITAL Funds

COVE STREET CAPITAL Funds

INVESTMENT ADVISER
Cove Street Capital, LLC
2101 El Segundo Boulevard, Suite 302
El Segundo, CA  90245

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT,
 AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-497-0097.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended September 30, 2017 and September 30, 2016, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2017	FYE 9/30/2016
Audit Fees	$13,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 9/30/2017	FYE 9/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2017	FYE 9/30/2016
Registrant	0%	0%
Registrant’s Investment Adviser	0%	0%

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Managed Portfolio Series

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date    December 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date    December 8, 2017

By (Signature and Title)*        /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    December 8, 2017

* Print the name and title of each signing officer under his or her signature.